Robert Sarver Chairman & CEO Ken Vecchione President & COO Dale Gibbons Executive Vice President & CFO 2ndQuarter 2010 Earnings Conference Call Western Alliance Bancorporation July 23, 2010 Exhibit 99.2

This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Achieving Strategic Initiatives Focus on core banking operations Partners First Letter of Intent signed July 14, 2010 Reduce Non-Performing Assets Non-accrual loans continue to decline since September 2009 Delinquency improvement since year end Increase Market Share Loan growth of $71 million, sixth consecutive quarterly decline in construction and land Deposit growth of $40 million, includes decline of $90 million in higher cost CDs Strengthen Risk Management Chief Risk Officer hired, ERM program being implemented

2nd Qtr 2010 Financial Highlights Increase pre-tax, pre-credit income* Up 19% or $3.6 million to $22.7 million from 1stquarterFourth consecutive quarterly increase Net interest income: $57.5 million$2.7 million or 5% increase over Q1 performance Interest margin of 4.16% Net income of $1.2 million $23.1 million additional provision for loan and lease losses $12.0 million net write-down of repossessed and other assets $11.2 million net gain from securities activities and mark-to-market valuation $3.0 million gain from extinguishment of debt * For definition, see table on page 6.

2nd Qtr 2010 Financial Highlights (cont’d.) $40 million total deposit growth in 2ndquarter$838 million total deposit growth since June 2009 o$71 million total loan growth in 2ndquarter$101 million total loan growth since June 2009 Asset quality metrics from 1stquarter mostly improved Non-accrual loans down $14 million to $134 million  Repossessed assets down $1 million to $104 million Classified assets down $44 million to $417 million Watch loans down $37 million However, accruing TDRs up $29 million to $70 million Strong capital position(1) Tangible common equity of 6.8% compared to 6.7% at March 31stTier 1 capital of $546.5 million; leverage ratio of 9.12% Total capital of 13% down from March 31st due to early retirement of sub-debt (1)Regulatory capital figures are estimates until Call Reports are filed.

Strong Pre-Tax, Pre Credit Income Growth (in thousands) Q2-2009 Q3-2009 Q4-2009 Q1-2010 Q2-2010 Net Interest Income 50,801  48,970  51,788  54,718  57,456  Non-Interest Income*  6,703  7,458  7,724  6,213  6,502  Non-Interest Expense* 46,199  42,589  42,144  41,857  41,268  Pre-Tax, Pre-Credit Income $11,305  $13,839  $17,368  $19,074  $22,690  * Excludes securities and goodwill impairment, mark-to-market gains/losses, and gains/losses on sale of  investment securities and repossessed assets, and gain on extinguishment of debt. 0.84% 0.94% 1.18% 1.33% 1.50% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% Q2-2009 Q3-2009 Q4-2009 Q1-2010 Q2-2010 Pre-tax, pre-credit income  continues to climb toward goal  of 2% of average total assets. % of Average Total Assets19% growth in pre-tax, pre-credit income in 2ndqtr 2010

Consecutive Profitable Quarters Four banks profitable in 2nd  quarter Two banks profitable for two  consecutive quarters Continued volatility in OREO and  other asset valuation Lower provision expense: $5.6  million less than 1stqtr Charge offs increased marginally:  $1.2 million over 1stquarter (from  $24.6 to $25.8 million) Securities and mark-to-market  gains offset asset valuation losses (in thousands) Q1-2010 Q2-2010 Pre-Tax, Pre-Credit Income  $19,074  $22,690 Securities gains (losses)  8,218  6,079 Securities impairment (103) (1,071) Mark-to market gains (losses)  301  6,250 Gain on extinguishment of debt 0 3,000 Provision for loan and lease losses  (28,747) (23,115) Repossessed & other asset valuation  1,014  (11,994) Net Non-Operating Income  (19,317) (20,851) Pre-tax Income  (243) 1,839 Income tax expense (benefit)  (1,562) (190) Income from disc. operations (935) (802) Net Income  $384  $1,227

Net-Interest Margin 1.57% 1.07%0.90% 4.12% 4.17% 4.16% 5.69% 5.24% 5.06% 0.50% 1.50% 2.50% 3.50% 4.50% 5.50% 6.50% Q2-09Q3-09Q4-09 Q1-10 Q2-10 Cost of Funding Earning Assets Net Int Margin* Yield on Int Earning Assets Reduced Cost of Funds Interest expense dropped $1.5  million from 1st qtr Redeemed $60 million sub-debt  and $20 million repo in 2ndqtr Continued deposit repricing  Strategy Stable NIM Interest revenue increased $1.3  million over 1stqtr 56% increase to $607 million in  average balances of funds held in  lower yielding Fed Reserve account  during 2ndqtr *Net Interest Margin is reported on a tax-equivalent basis

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q2-09 Q3-09Q4-09 Q1-10 Q2-10 Trust and investment advisory services Service charges Operating lease income Bank owned life insurance Other income* Non-Interest Income Service charge revenue  increased by $122k or 5.5% in  2ndqtr Trust and advisory service  revenue to continue to decline Miller/Russell sold in  4thqtr 2009 Premier Trust to close in 3rdqtr * Excludes securities and mark-to-market gains/losses, and gains/losses on sale of investment securities. 35% 15% $6,502 18% 20% 12% 30% 15% 35% 6% 13% $6,703 35% $6,21320% 16% 12% 18%

Controlling Operating Expenses 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Salaries & benefits Occupancy Legal, professional & director's fees Marketing & customer service Insurance Data processing Other expenses* $41,857(in millions) $41,268$46,199 * Excludes good will impairment and gains/losses on sale of repossessed assets. Operating expenses down 1.4%  from 1stqtr and 10.7% since  2ndqtr 2009 Efficiency ratio steadily  improving 79.9% 75.3% 70.5% 68.4% 64.4% 55% 60% 65% 70% 75% 80% 85% Q2-09 Q3-09 Q4-09Q1-10 Q2-10

Strong, Stable Deposit Growth 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 Q2-09 Q3-09 Q4-09 Q1-10Q2-10 Non-Int Bearing DDA MMDA and Savings NOWCDs* 25.4%25.4%25.4% (in millions) 29% 39% 7% 25% $4,392 * Includes brokered and CDARS deposits. 28% 35% 12% 25% $5,230 Total deposits have  grown over 19% from 2ndqtr 2009 DDA maintained at 25%  of total deposits Lower cost NOW  accounts have grown  over 5% from 2ndqtr  2009 $5,190 $4,722 $4,752

Slide: 12 Title: Loan Portfolio Composition  $71 million loan growth in 2nd qtr with steady improvement in portfolio composition Owner-occupied commercial real estate and commercial loans increasing Construction & land loans decreasing  (in millions)  41,233  $4,080  $3,968  $4,059 (Gp:) $4,130 (Gp:) 20% (Gp:) 22% (Gp:) 30% (Gp:) 13% (Gp:) 13%  (Gp:) $4,029 (Gp:) 27% (Gp:) 19% (Gp:) 20% (Gp:) 15% (Gp:) 18% 2% 2% 029 27%

Composition of Liquid Assets (in millions) Liquid Assets Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Cash and Due From Banks 548.6 752.9 393.3 827.6 560.6 Fed Funds Sold 20.3 5.0 3.5 2.4 - Money Market Cash Account 167.7 77.5 75.1 35.3 - Non-Pledged Marketable Securities 25.8 88.3 281.3 313.6 434.8 Total Liquid Assets 762.5 923.7 753.2 1,178.9 995.4 Total Assets 5,701.5 5,831.3 5,753.3 6,096.2 5,959.5 Primary Liquidity Ratio 13.4% 15.8% 13.1% 19.3% 16.7% Minimum Liquidity Guideline 342.1 349.9 345.2 365.8 357.6 Excess Liquidity 420.4 573.8 408.0 813.1 637.8

Capital Position Remains Strong (in millions) Q2-2009 Q1-2010 Q2-2010 Tangible Common Equity $441.7 $404.5 $404.9 Tier I Capital $613.0 $547.9 $546.5 Total Risk Based Capital $731.3 $665.8 $605.3 Ratios: Q2-2009 Q1-2010 Q2-2010 Tangible Common Equity 7.82% 6.68% 6.84% Tier I Leverage 11.49% 9.53% 9.12% Total Risk Based Capital 15.77% 14.55% 13.02% $60 million in sub-debt  redeemed during 2ndqtr $4.5 million in deferred tax  asset recaptured: $23.7  million deferred tax asset  disallowed in 2ndqtr vs. $28.2  million in 1stqtr *Q2-2010 capital ratios are estimates until Call Reports are filed.

Recent Asset Quality Trends 3.00% 3.68% 2.53%2.09% 2.66% 2.66% 2.0% 2.5% 3.0% 3.5% 4.0% Q2-09 Q3-09 Q4-09Q1-10Q2-10 Net Charge Offs/Total Loans Reserve/Total Loans 59.4% 68.4% 74.0% 69.9% 63.58% 55% 60% 65% 70% 75% 80% Q2-09Q3-09Q4-09 Q1-10 Q2-10 Classified Assets/ ALLL + Tie r 1 Capital Charge-Offs & Reserves Classified loans declined by $32.4  million, classified securities declined  by $10.8 million from Q1-2010.

National Real Estate Values100125150 175 200 Dec-00 May-01 Oct-01 Mar-02 Aug-02 Jan-03 Jun-03 Nov-03 Apr-04 Sep-04 Feb-05 Jul-05 Dec-05 May-06 Oct-06 Mar-07Aug-07 Jan-08 Jun-08 Nov-08 Apr-09 Sep-09 Feb-10 Change in Value to 12/31/00 Par  Commerical -Moody's REAL CPPI Residential -S&P/Case-Shiller *S&P/Case-Shiller parvalue as of 12/31/00. Moody’s/ REAL CPPI data normalized to par as of 12/31/00. National real estate  valuations for commercial  and residential property  peaked from 2005 to 2007,  we believe similar valuation  metrics were more  pronounced in our markets.

Charge-Offs by Vintage & Loan Type - 5,000  10,000  15,000  20,000  25,000  30,000  35,000  1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Construction & Land Residential RE CRE, Non-Owner Occupied CRE, Owner Occupied Commercial Consumer Cumulative Charge-Offs Jan 2000 -June 2010 Year Originated 75% of cumulative charge-offs  during the period were from  loans originated between 2005  and 2007, the “Bubble Years”

Loan Composition by Year of Origination20% 80% Loan Portfolio as of 12/31/2007 Originated Before 2005 Originated in "Bubble Years" (2005-2007) $2.9 Billion 11% 41% 48% Loan Portfolio as of 6/30/2010 Originated Before 2005Originated in "Bubble Years" (2005-2007) Originated After 2007$1.7 Billion Total Gross  Loans$3.63 Billion Total Gross  Loans$4.13 Billion

“Bubble Years” Loan Reductions 76% 10% 14% Composition of “Bubble Years” Loan Reductions New Funding/Payment Repossessed Charged Off •$1.2 billion in reductions between  12/31/07 and 6/30/10 for loans  originated during 2005 and 2007 •$169 million charged off •$122 million repossessed •$919 million in net payments* *Net payments includes additional funds drawn on certain types of loans.

Composition of Remaining “Bubble Years” Loans Breakdown by Type Breakdown by Rating Total Bubble Years Loans $1.7 Billion 2% 14% 12% 18% 8% 11% 0.53% 20% 35% $1.3 Billion 79% 9% Commercial Construction & Land Consumer CRE, Non-Owner Occupied CRE Residential Pass Watch Substandard Doubtful Pg. 20

2nd Quarter OREO Valuation 13% 54% 33% New OREO Added During 2Q-10 OREO Appraised 2Q-10 OREO To Be Appraised 3Q-10 $103 million in OREO outstanding as  of 6/30/10 Valuation adjustments amounted to  $12 million (net) during 2ndqtr* Incurred $0.3 million net loss on sale  on OREO sold during 2ndqtr Total OREO$103 Million *Includes OREO and other repossessed assets.

Slide: 22 Title: Composition of OREO Breakdown by Type Location by State  Total OREO $103 Million
Composition of OREO 1.1% 0.8% 5% 71% 1.2% 17% 3% 0.9% Commercial Condo Industrial Land Multi-Family Office 3% 16% 81% Arizona California Nevada Breakdown by Type Location by State Total OREO $103 Million

Strategic Outlook Focus on core banking operations Reduce non-performing assets Increase market share Strengthen risk management Impacts of regulatory changes